UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 27, 2005

EQUITABLE RESOURCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

PENNSYLVANIA

(State or other jurisdiction of incorporation)

1-3551	25-0464690
(Commission File Number)	(IRS Employer Identification No.)

225 North Shore Drive, Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(412) 553-5700

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                              Regulation FD Disclosure.

On September 30, 2005, Equitable Resources, Inc. (the “Company”) intends to issue in a private placement senior notes due 2015 (the “Notes”) in an aggregate principal amount of $150,000,000.  The Company may increase that amount to not more than $200,000,000.  The Notes are expected to mature on or about ninety days after issuance (the “initial maturity”), but such maturity date will automatically be extended to ten years from the date of initial issuance upon the registration of a securities certificate with respect to the Notes with the Pennsylvania Public Utility Commission on or before the initial maturity.  The Company is issuing the debt primarily for the purpose of financing long term capital expenditures but the proceeds of the Notes will initially be used to reduce the Company’s outstanding commercial paper.

In addition, in connection with the Company’s proposed issuance of the Notes, the Company will disclose to potential investors certain information that has not been publicly reported.  A copy of such information is attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information contained in this Item 7.01 is neither an offer to sell nor a solicitation of an offer to buy any of the Notes.  The Notes will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-United States persons in compliance with Regulation S under the Securities Act.  The Notes to be offered will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

In accordance with general instruction B.2 of Form 8-K, the information in this report is “filed” and shall not be deemed to be “furnished” for the purpose of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information shall be deemed incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                                              Financial Statements and Exhibits.

(c)                                  Exhibits

99.1                                                   Certain information which may be disclosed to prospective purchases of the Notes not previously reported.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE RESOURCES, INC.
(Registrant)

	By:	/s/ Philip P. Conti
Philip P. Conti
Vice President, Chief Financial
Officer and Treasurer

Date: September 27, 2005

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Certain information which may be disclosed to prospective purchases of the Notes not previously reported.